EXHIBIT 10.35

FIRST AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF FEBRUARY 25, 2015

AMONG

CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

BANK OF AMERICA, N.A.,
AS SYNDICATION AGENT, SWINGLINE LENDER
AND A LETTER OF CREDIT ISSUER,

AND

THE LENDERS
PARTY HERETO

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FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to the Credit Agreement (this “Amendment”) dated as of February 25, 2015, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each Lender (as defined below) party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.The Borrower, the Administrative Agent and the banks and other financial institutions from time to time party thereto (together with their respective successors and assigns in such capacity, each a “Lender”) have entered into that certain Credit Agreement dated as of September 24, 2014 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
C.NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Section 1.1. The following defined terms are hereby amended or added in their entirety to read as follows:
“Borrowing Base Trigger Event” shall mean (a) during an Interim Covenant Period, the public announcement by Moody’s or S&P that the Borrower’s Credit Rating is Ba3 or lower from (or is unrated by) Moody’s or BB- or lower (or is unrated by) from S&P and (b) during a Regular Covenant Period, the public announcement by Moody’s or S&P that the Borrower’s Credit Rating is B1 or lower from (or is unrated by) Moody’s or B+ or lower (or is unrated by) from S&P; provided, however, that with respect to a Regular Covenant Period, if one of the Credit Ratings is B1 or B+, as applicable (but not lower than B1 or B+), and the other Credit Rating is BB or Ba2 or higher, as applicable, a Borrowing Base Trigger Event shall not have occurred.
“Borrowing Base Trigger Period” shall mean (a)(i) to the extent a Borrowing Base Trigger Event occurs during an Interim Covenant Period, the first business

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day following such Borrowing Base Trigger Event until the first business day on which the Borrower’s Credit Rating is Ba2 or higher from Moody’s and is BB or higher from S&P and (ii) to the extent a Borrowing Base Trigger Event occurs during a Regular Covenant Period, the first business day following such Borrowing Base Trigger Event until the first business day on which the Borrower’s Credit Rating is Ba3 or higher from Moody’s and is BB- or higher from S&P; or (b) the period commencing with the date on which the Borrower elects under Section 14.18 to have the Facility governed by a Borrowing Base and ending on any date on which the Borrower has elected to cease to have the Facility governed by a Borrowing Base, provided that on such date, no Borrowing Base Trigger Event is in effect.
“Consolidated Cash Balance” shall have the meaning set forth in the definition of “Liquidity”.
“Existing Financial Covenants” means, collectively, the following covenants:
(a)    Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the last day of each fiscal quarter of the Borrower to be greater than 4.50 to 1.00.
(b)    Interest Expense Ratio. The Borrower will not permit the Interest Expense Ratio as of the last day of each fiscal quarter of the Borrower to be less than 2.50 to 1.00.
(c)    Asset Coverage Ratio. As of the last day of each fiscal quarter of the Borrower (other than during a Borrowing Base Trigger Period when a Borrowing Base has been established) when the Borrower’s Credit Rating is equal to or less than Ba3 by Moody’s or BB- by S&P, the Borrower will not permit the Asset Coverage Ratio to be less than 1.50 to 1.00.
“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of February 25, 2015, between the Borrower, the Administrative Agent and the Lenders party thereto.
“First Amendment Effective Date” means the Effective Date as defined in the First Amendment.
“Interim Covenant Period” means the period commencing on the First Amendment Effective Date and ending with the first date on which the Borrower delivers (a) a quarterly compliance certificate under Section 10.1(c) demonstrating its compliance with the Existing Financial Covenants for two consecutive fiscal quarters, (b) a notice to the Administrative Agent of its election to exit such Interim Covenant Period and enter into a Regular Covenant Period and (c) a certificate of an Authorized Officer of the Borrower confirming that no

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Default of Event of Default has occurred or is continuing as of the date of such notice after giving effect to the terms of such notice.
“Liquidity” shall mean, as of any date of determination, the positive difference, if any, between (a) the sum of (i) the Available Revolving Commitment and (ii) the aggregate amount of unrestricted cash and cash equivalents of the Borrower and its Restricted Subsidiaries as set forth on the most recent consolidated balance sheet of the Borrower and its Restricted Subsidiaries (it being understood that (1) cash or cash equivalents subject to a control agreement in favor of any Person other than the Administrative Agent or any Lender shall be deemed “restricted” and (2) cash or cash equivalents upon which a Lien in favor of the Administrative Agent or any Lender has been granted (excluding cash that is Cash Collateralizing outstanding L/C Obligations under Section 3.8) shall be deemed not “restricted”) (the amount in this clause (ii), the “Consolidated Cash Balance”) and (b) the amount, if any, of the Borrowing Base Deficiency existing on such date of determination.
“PV-9” shall mean, with respect to any Proved Reserves expected to be produced from any Borrowing Base Properties, the net present value, discounted at 9% per annum, of the future net revenues expected to accrue to the Credit Parties’ collective interests in such reserves during the remaining expected economic lives of such reserves, calculated using (i) during an Interim Covenant Period, the Bank Price Deck (provided to the Borrower by the Administrative Agent pursuant to Section 2.14(j)) and (ii) during a Regular Covenant Period, the Bank Price Deck or the Strip Price, at the Borrower’s election. The PV-9 attributable to Proved Non-Producing Reserves and Proved Undeveloped Reserves (in the aggregate) shall not exceed 35% of aggregate PV-9. The PV-9 shall be adjusted to give effect to the Hedge Agreements (or term physical sales contracts) permitted by this Agreement as in effect on the date of such determination.
“Regular Covenant Period” shall mean any period other than an Interim Covenant Period.
2.2    Amendment to Section 5.2. Section 5.2 of the Credit Agreement is hereby amended by adding the following Subsection 5.2(d) after the current Subsection 5.2(c) and renumbering the current Subsections 5.2(d) and 5.2(e) as, respectively, Subsections 5.2(e) and 5.2(f):
(d)     Application of Excess Cash. If, as of any date of determination during the Interim Covenant Period, commencing with the First Amendment Effective Date, the Consolidated Cash Balance exceeds $250,000,000, the Borrower shall on the next succeeding Business Day prepay (i) any then-outstanding Swingline Loans and (ii) after all Swingline Loans have been paid in full, any then-outstanding Revolving Loans, in an aggregate principal amount equal to the lesser of (A) such excess and (B) the sum of the then-outstanding Swingline Loans plus Revolving Loans.

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2.3    Amendment to Section 11.1(c). Section 11.1(c) of the Credit Agreement is hereby amended in its entirety to read as follows:
(c)    Intercompany loans and advances made by the Borrower to any Restricted Subsidiary or made by any Restricted Subsidiary to the Borrower or its Restricted Subsidiaries; provided that if such Indebtedness is owing to a Restricted Subsidiary that is not a Guarantor, such Indebtedness is subject to subordination terms acceptable to the Administrative Agent, to the extent permitted by Requirements of Law and not giving rise to material adverse tax consequences.
2.4    Amendment to Section 11.2(y). Section 11.2(y) of the Credit Agreement is hereby amended in its entirety to read as follows:
(y)     additional Liens so long as the aggregate principal amount of the obligations secured thereby at the time of the incurrence thereof and after giving pro forma effect thereto and the use of proceeds thereof, does not exceed (i) during an Investment Grade Period (1) if such Investment Grade Period is an Interim Covenant Period, 5% of Consolidated Total Assets and (2) if such Investment Grade Period is a Regular Covenant Period, 15% of Consolidated Total Assets and (ii) during a Borrowing Base Trigger Period, and only with respect to Liens on property not constituting Borrowing Base Properties, the greater of $200,000,000 and 1.50% of Consolidated Total Assets (measured, in each case, as of the date such Lien or the obligations secured is incurred based upon the financial statements most recently available prior to such date).
2.5    Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended in its entirety to read as follows:
Section 11.11    Financial Performance Covenants. During a Regular Covenant Period, the Borrower shall comply with the Existing Financial Covenants. During an Interim Covenant Period:

(a)
Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the last day of each fiscal quarter of the Borrower to be greater than the ratio applicable to such fiscal quarter set forth below:

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Fiscal Quarter Ending	Leverage Ratio
March 31, 2015	4:50 to 1.00
June 30, 2015	4:75 to 1.00
September 30, 2015	6.25 to 1.00
December 31, 2015	8.25 to 1.00
March 31, 2016	8.00 to 1.00
June 30, 2016	7.25 to 1.00
September 30, 2016	6.75 to 1.00
December 31, 2016	6.25 to 1.00
Thereafter	4.50 to 1.00

(b)
Interest Expense Ratio. Other than for the fiscal quarter ending December 31, 2015, the Borrower will not permit the Interest Expense Ratio as of the last day of each fiscal quarter of the Borrower to be less than 2.50 to 1.00. As of December 31, 2015, the Borrower will not permit the Interest Expense Ratio to be less than 2.25 to 1.00.

(c)
Asset Coverage Ratio. As of the last day of each fiscal quarter of the Borrower (other than during a Borrowing Base Trigger Period when a Borrowing Base has been established), the Borrower will not permit the Asset Coverage Ratio to be less than the ratio applicable to such fiscal quarter set forth below:

Fiscal Quarter Ending	Asset Coverage Ratio
March 31, 2015 through December 31, 2016	1.05 to 1.00
Thereafter	1.50 to 1.00

(d)	Liquidity. As of any date of determination, the Borrower will not permit Liquidity to be less than $750,000,000.

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Section 3.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 3 is satisfied (the “Effective Date”):
3.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, each Guarantor and the Majority Lenders.
3.2    The Borrower shall have paid all fees and other amounts due and payable on or prior to the Effective Date to the extent invoiced, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3    No Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
Section 4.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 5.    Miscellaneous.
5.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
5.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents, or any future defaults of the same provision waived hereunder (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit

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Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
5.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing.
5.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
5.5     THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

By: /s/ Marshall D. Smith
Name: Marshall D. Smith
Title: Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION – First Amendment
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GUARANTORS:
California Heavy Oil, Inc.
California Resources Long Beach, Inc.
California Resources Petroleum Corporation
California Resources Production Corporation
California Resources Tidelands, Inc.
Southern San Joaquin Production, Inc.
Thums Long Beach Company

By: /s/ Michael L. Preston
Name: Michael L. Preston
Title: Executive Vice President, General Counsel and Corporate Secretary

California Resources Wilmington, LLC

By: /s/ Michael L. Preston
Name: Michael L. Preston
Title: Executive Vice President, General Counsel and Corporate Secretary of California Resources Tidelands, Inc., its Sole Member

CRC Marketing, Inc.

By: /s/ D. Adam Smith
Name: D. Adam Smith
Title: Assistant Secretary

Elk Hills Power, LLC

By: /s/ Michael L. Preston
Name: Michael L. Preston
Title: Executive Vice President, General Counsel and Corporate Secretary of California Resources Corporation, the Sole Member of California Resources Elk Hills, LLC, its Sole Member

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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Tidelands Oil Production Company

By: /s/ Michael L. Preston
Name: Michael L. Preston
Title: Executive Vice President, General Counsel and Corporate Secretary of California Resources Tidelands, Inc., its Managing Partner

California Resources Elk Hills, LLC
CRC Services, LLC
Socal Holding, LLC

By: /s/ Michael L. Preston
Name: Michael L. Preston
Title: Executive Vice President, General Counsel and Corporate Secretary of California Resources Corporation, its Sole Member

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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JPMORGAN CHASE BANK, N.A., as Administrative Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By: /s/ Dave Katz
Name: Dave Katz
Title: Executive Director

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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BANK OF AMERICA, N.A., as Syndication Agent, Letter of Credit Issuer, Swingline Lender, Revolving Lender and Term Loan Lender

By: /s/ Bryan Heller
Name: Bryan Heller
Title: Director

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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CITIBANK, N.A., as Letter of Credit Issuer, Revolving Lender and Term Loan Lender

By: /s/ Ivan Davey
Name: Ivan Davey
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Revolving Lender and Term Loan Lender

By: /s/ Kevin Sparks
Name: Kevin Sparks
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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U.S. BANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ John Prigge
Name: John Prigge
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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MORGAN STANLEY BANK, N.A., as Revolving Lender and Term Loan Lender

By: /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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HSBC BANK USA, NA, as Revolving Lender and Term Loan Lender

By: /s/ Steven Smith
Name: Steven Smith
Title: Director

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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GOLDMAN SACHS BANK USA, as Revolving Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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BANK OF NOVA SCOTIA, as Revolving Lender and Term Loan Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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SOCIÉTÉ GÉNÉRALE, as Revolving Lender and Term Loan Lender

By: /s/ Alexandre Huet
Alexandre Huet
Managing Director

And

By: /s/ Diego Medina
Diego Medina
Director

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PNC BANK, NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ Sandra Aultman
Name: Sandra Aultman
Title: Managing Director

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BRANCH BANKING AND TRUST COMPANY, as Revolving Lender and Term Loan Lender

By: /s/ James Giordano
Name: James Giordano
Title: Vice President

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THE BANK OF NEW YORK MELLON, as Revolving Lender and Term Loan Lender

By: /s/ Mark W. Rogers
Name: Mark W. Rogers
Title: Vice President

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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SUMITOMO MITSUI BANKING CORPORATION, as Revolving Lender and Term Loan Lender

By: /s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as Revolving Lender and Term Loan Lender

By: /s/ Katherine Hand
Name: Katherine Hand
Title: Relationship Manager

By: /s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP & Head of Credit

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KEYBANK NATIONAL ASSOCIATION, as Revolving Lender and Term Loan Lender

By: /s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

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CALIFORNIA RESOURCES CORPORATION – First Amendment
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